Exhibit 99.1

FOR IMMEDIATE RELEASE

INVESTORS:	MEDIA:
Byron Purcell	Joy Errico
(717) 975-3710	(203) 970-5559
investor@riteaid.com	press@riteaid.com

Rite Aid Corporation Reports Fiscal 2023 Fourth Quarter and Full Year Results
and Provides Fiscal 2024 Outlook

Fourth Quarter Highlights:

•	Revenues of $6.1 billion, Comparable to Prior Year

•	Retail Comparable Same Store Prescriptions Increased 5.2 Percent – Comparable Same Store Prescriptions, Excluding COVID Impacts, Increased 9.7 Percent

•	Net Loss per Share of $4.39, Compared to Prior Year Net Loss per Share of $7.18

•	Adjusted EBITDA of $128.6 million, Compared to the Prior Year Adjusted EBITDA of $106.1 million

•	Completed Tender Offer for $165 million of our 2025 notes – Reducing Amount Outstanding to $320 million From $600 million at Beginning of Fiscal 2022

Full Year Highlights:

•	Revenues of $24.1 billion, Compared to Prior Year Revenues of $24.6 billion

•	Retail Comparable Same Store Prescriptions Increased 3.5 Percent – Comparable Same Store Prescriptions, Excluding COVID Impacts, Increased 6.9 Percent

PHILADELPHIA, Pa. (April 20, 2023) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its fourteen-week fourth quarter and fifty-three-week fiscal year ended March 4, 2023.

“Our fourth quarter results were at the higher end of our guidance and above consensus, driven by encouraging results in retail pharmacy and year over year improvement for the quarter at Elixir,” said Elizabeth “Busy” Burr, interim chief executive officer. “We are making progress in our turnaround program to drive performance acceleration that we expect will help mitigate fiscal 2024 challenges related to reimbursement, COVID headwinds and enrollment at Elixir, and to drive meaningful Adjusted EBITDA growth in fiscal 2025 and 2026.”

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Rite Aid FY 2023 Q4 Press Release - page 2

Consolidated Fourth Quarter and Full Year Summary

	Fourteen Week Period Ended	Thirteen Week Period Ended	Fifty-three Week Period Ended	Fifty-two Week Period Ended
(dollars in thousands)	March 4, 2023	February 26, 2022	March 4, 2023	February 26, 2022
Revenues	$6,092,902	$6,065,390	$24,091,899	$24,568,255
Net loss	(241,311)	(389,062)	(749,936)	(538,478)
Adjusted EBITDA	128,585	106,075	429,180	505,905

For the fourth quarter, the company reported a net loss of $241.3 million, or $4.39 loss per share, Adjusted net loss of $68.2 million, or $1.24 loss per share, and Adjusted EBITDA of $128.6 million, or 2.1 percent of revenues. For the full year, the company reported a net loss of $749.9 million, or $13.71 loss per share, Adjusted net loss of $174.3 million, or $3.19 loss per share, and Adjusted EBITDA of $429.2 million, or 1.8 percent of revenues. The fiscal 2023 fourth quarter and full year results benefited from an extra week in fiscal 2023.

Revenues for the quarter were $6.09 billion compared to revenues of $6.07 billion in the prior year’s quarter, largely due to an extra week in the fourth quarter and increases in both comparable front-end sales and non-COVID prescriptions, partially offset by a reduction in revenue from COVID vaccines and testing, store closures and the loss of commercial clients at Elixir.

Revenues for the fiscal year ended March 4, 2023, were $24.1 billion compared to $24.6 billion in the prior year, largely due to a reduction in revenue from COVID vaccines and testing, store closures and the loss of commercial clients at Elixir. These items were partially offset by an extra week in the fourth quarter and increases in both comparable front-end sales and non-COVID prescriptions.

Fourth quarter net loss was $241.3 million, or $4.39 per share, compared to last year’s fourth quarter net loss of $389.1 million, or $7.18 per share. The decrease in net loss is primarily due to a reduction in goodwill impairment charges, a gain on the company’s repurchase of certain bonds at a discount, a reduction in facility exit and impairment charges, an increase in Adjusted EBITDA, and a gain on sale of assets resulting from sale leasebacks and script file sales from store closures. These items were partially offset by an increase in restructuring charges and an increase in interest expense.

Net loss for the fiscal year ended March 4, 2023, was $749.9 million, or $13.71 loss per share, compared to last year’s net loss of $538.5 million, or $9.96 loss per share. The increase in net loss is due primarily to increased goodwill and intangible asset impairment charges for the impairment of goodwill related to the Pharmacy Services Segment, a decrease in Adjusted EBITDA, higher restructuring charges, higher interest expense, and increased facility exit and impairment charges. These items were partially offset by a gain on the repurchase of certain bonds at a discount and a gain on sale of assets resulting from sale leasebacks and script file sales from store closures.

Retail Pharmacy Segment

	Fourteen Week Period Ended	Thirteen Week Period Ended	Fifty-three Week Period Ended	Fifty-two Week Period Ended
(dollars in thousands)	March 4, 2023	February 26, 2022	March 4, 2023	February 26, 2022
Revenues	$4,795,688	$4,433,408	$17,785,067	$17,494,816
Adjusted EBITDA	101,228	102,419	288,077	392,633

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Rite Aid FY 2023 Q4 Press Release - page 3

Retail Pharmacy Segment revenues increased 8.2 percent over the prior year quarter driven by an extra week in the fourth quarter and an increase in both acute and maintenance prescriptions, partially offset by a reduction in COVID vaccine and testing revenue as well as store closures. Same store sales for the fourth quarter increased 8.9 percent over the prior year period, consisting of an 11.4 percent increase in pharmacy sales and a 2.3 percent increase in front-end sales. Front-end same store sales, excluding cigarettes and tobacco products, increased 2.8 percent. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 5.2 percent over the prior year period. Total same store prescriptions, excluding COVID immunizations and tests, increased 9.7 percent, with same store maintenance prescriptions increasing 8.2 percent and other same store acute prescriptions increasing 14.9 percent. Prescription sales accounted for 71.5 percent of total drugstore sales. Total store count at the end of the fourth quarter was 2,309.

For the fiscal year ended March 4, 2023, Retail Pharmacy Segment revenues increased 1.7 percent over the prior year. The increase in revenues is due primarily to an extra week in the fourth quarter and an increase in both acute and maintenance prescriptions, partially offset by a reduction in COVID vaccine and testing revenue as well as store closures. Same store sales for the year increased 6.9 percent over the prior year, consisting of a 9.1 percent increase in pharmacy sales and a 1.1 percent increase in front-end sales. Front-end same store sales, excluding cigarettes and tobacco products, increased 1.6 percent. The number of prescriptions filled in same stores, adjusted to 30-day equivalents, increased 3.5 percent over the prior year period. Total same store prescriptions, excluding COVID immunizations and tests, increased 6.9 percent, with same store maintenance prescriptions increasing 5.9 percent and other same store acute prescriptions increasing 10.1 percent. Prescription sales accounted for 71.2 percent of total drugstore sales.

Retail Pharmacy Segment Adjusted EBITDA was $101.2 million, or 2.1 percent of revenues, for the fourth quarter compared to last year’s fourth quarter Adjusted EBITDA of $102.4 million, or 2.3 percent of revenues. The decline in Adjusted EBITDA was due to an increase in Adjusted EBITDA selling, general and administrative (SG&A) expenses of $2.1 million, partially offset by increased Adjusted EBITDA gross profit. SG&A expenses were negatively impacted by an extra week in the fourth quarter, partially offset by lower payroll, occupancy, and other operating costs due to cost control initiatives and store closures. Gross profit benefited from higher sales due primarily to an extra week and an increase in prescriptions sold, as well as a reduction in markdowns, partially offset by the decline in COVID vaccinations and testing.

For the fiscal year ended March 4, 2023, Retail Pharmacy Segment Adjusted EBITDA was $288.1 million, or 1.6 percent of revenues, compared to $392.6 million, or 2.2 percent of revenues, for the prior year. The decrease in Adjusted EBITDA was due to decreased gross profit, partially offset by a decrease in SG&A expenses of $164.5 million. Gross profit was negatively impacted by the decline in COVID vaccinations and testing, partially offset by the increase in prescriptions sold. SG&A expenses benefitted from lower payroll, occupancy, and other operating costs due to store closures and cost control initiatives, partially offset by an extra week.

Pharmacy Services Segment

	Fourteen Week Period Ended	Thirteen Week Period Ended	Fifty-three Week Period Ended	Fifty-two Week Period Ended
(dollars in thousands)	March 4, 2023	February 26, 2022	March 4, 2023	February 26, 2022
Revenues	$1,342,268	$1,693,800	$6,522,299	$7,323,125
Adjusted EBITDA	27,357	3,656	141,103	113,272

Pharmacy Services Segment revenues were $1.3 billion for the quarter, a decrease of 20.8 percent compared to the prior year quarter. For the fiscal year ended March 4, 2023, Pharmacy Services Segment revenues were $6.5 billion, a decrease of 10.9 percent compared to the prior year. The decrease in revenues was primarily the result of a decrease in Elixir Individual Part D Insurance membership due to a change in the Company’s pricing structure and loss of commercial clients, partially offset by increased utilization and higher cost drugs.

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Rite Aid FY 2023 Q4 Press Release - page 4

Pharmacy Services Segment Adjusted EBITDA was $27.4 million, or 2.0 percent of revenues, for the fourth quarter compared to last year’s fourth quarter Adjusted EBITDA of $3.7 million, or 0.2 percent of revenues. The increase in Adjusted EBITDA resulted from improved procurement economics, improved medical loss ratio at Elixir insurance and reductions in SG&A expense, partially offset by the lower membership, as mentioned above. Our membership mix is more favorable, as it reflects focus on our Commercial target market, while reducing Individual Insurance Part D membership.

For the fiscal year ended March 4, 2023, Pharmacy Services Segment Adjusted EBITDA was $141.1 million, or 2.2 percent of revenues, compared to prior year Adjusted EBITDA of $113.3 million, or 1.6 percent of revenues. The increase in Adjusted EBITDA resulted from improved procurement economics and reductions in SG&A expense.

Outlook for Fiscal 2024

The following fiscal 2024 outlook is forward-looking information, reflecting our expectations as of April 20, 2023, and subject to a range of assumptions and uncertainties described below and in documents that we file or furnish with the Securities and Exchange Commission the (“SEC”).

Our outlook for fiscal 2024 assumes the negative impacts of reimbursement rate declines, a reduction in demand for COVID vaccines and testing and a decrease in revenues at Elixir resulting from the reduction in lives effective January 1, 2023. We expect these headwinds to be partially offset by benefits from our performance acceleration program, which we expect to drive:

-	Mid-single digit increases in both comparable store sales and non-COVID comparable prescriptions
-	Generic purchasing efficiencies
-	Reductions in indirect spend
-	Higher Adjusted EBITDA margins at Elixir due to favorable member mix and continued improvement in procurement economics

We expect our Adjusted EBITDA to be higher in the second half of fiscal 2024 due to timing of our performance acceleration and cost reduction initiatives. We also expect those initiatives to drive Adjusted EBITDA growth in fiscal 2025 and 2026.

Total revenues are expected to be between $21.7 billion and $22.1 billion in fiscal 2024. Retail Pharmacy Segment revenue is expected to be between $17.8 billion and $18.1 billion and Pharmacy Services Segment revenue is expected to be between $3.9 billion and $4.0 billion, net of any intercompany revenues to the Retail Pharmacy Segment.

Net loss is expected to be between $439 million and $466 million.

Adjusted EBITDA is expected to be between $340 million and $370 million. Retail Pharmacy Segment Adjusted EBITDA is expected to be between $240 million and $260 million and Pharmacy Services Segment Adjusted EBITDA is expected to be between $100 million and $110 million.

Adjusted net loss per share is expected to be between $(4.44) and $(4.93).

Capital expenditures are expected to be approximately $225 million, with a focus on investments in digital capabilities, technology, prescription file purchases and distribution center automation.

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Rite Aid FY 2023 Q4 Press Release - page 5

Conference Call Broadcast

Rite Aid will hold an analyst call at 8:30 a.m. Eastern Time today with remarks by Rite Aid's management team.

The call will be broadcast via the Internet at https://investors.riteaid.com. The telephone replay will be available beginning at 12:00 p.m. Eastern Time on April 20, 2023, and ending at 11:59 p.m. Eastern Time on May 21, 2023. To access the replay of the call, telephone (800) 770-2030 or (647) 362-9199 and enter the seven-digit reservation number 9029129. The webcast replay of the call will also be available at https://investors.riteaid.com starting at 12 p.m. Eastern Time today. The playback will be available until the company’s next conference call.

About Rite Aid Corporation

Rite Aid Corporation is on the front lines of delivering healthcare services and retail products to Americans 365 days a year. Our pharmacists are uniquely positioned to engage with customers and improve their health outcomes. We provide an array of whole being health products and services for the entire family through over 2,300 retail pharmacy locations across 17 states. Through Elixir, we provide pharmacy benefits and services to millions of members nationwide. For more information, visit www.riteaid.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this release that are not historical, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding Rite Aid's outlook and guidance for fiscal 2024; the continued impact of the global coronavirus (COVID-19) pandemic on Rite Aid’s business; our key growth initiatives, including the timing and plans to (i) grow our pharmacy business and our Elixir business and (ii) deepen our customer loyalty and engagement;and any assumptions underlying any of the foregoing. Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to: risks related to the prolonged impact of the COVID-19 global pandemic and the emerging new variants, including the government responses thereto; the impact of COVID-19 on our workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of our customers, suppliers and business partners; our ability to successfully implement our store closure program and other strategies; the impact of our high level of indebtedness, the ability to refinance such indebtedness on acceptable terms (including the impact of rising interest rates, market volatility, and continuing actions by the United States Federal Reserve) and our ability to satisfy our obligations and the other covenants contained in our debt agreements; outcome of pending or new litigation and government investigations, including, without limitation, those related to opioids, “usual and customary” pricing, government payer programs or other matters; our ability to monetize (and on reasonably available terms) the CMS receivable created in our Part D business; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), including continued impacts of inflation or other pricing environment factors on our costs, liquidity and our ability to pass on price increases to our customers, including as a result of inflationary and deflationary pressures, a decline in consumer financial position, whether due to inflation or other factors, as well as other factors specific to the markets in which we operate; the impact of private and public third-party payers continued reduction in prescription drug reimbursements, new or disruptive business models or practices, and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; our ability to achieve cost savings and other benefits of our restructuring efforts within our anticipated timeframe, if at all; the outcome of our continuing efforts to monitor and comply with applicable laws, orders, regulations, policies and procedures; and our ability to partner and have relationships with health plans and health systems.

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Rite Aid FY 2023 Q4 Press Release - page 6

These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read. To the extent that COVID-19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk factors.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to rely on these forward-looking statements, which speak only as of the date they are made.

The degree to which COVID-19 may adversely affect Rite Aid’s results and operations, including its ability to achieve its outlook for fiscal 2024 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain. As a result, the impact on Rite Aid’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material. Rite Aid expressly disclaims any current intention, and assumes no duty, to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

All references to “Company” and “Rite Aid” as used throughout this release refer to Rite Aid Corporation and its affiliates.

Reconciliation of Non-GAAP Financial Measures

Rite Aid separately reports financial results on the basis of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition-related costs, non-recurring litigation and other contractual settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring-related costs, the gain or loss on Bartell acquisition, and the change in estimate related to manufacturer rebate receivables. Rite Aid believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods.

Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility exit and impairment, goodwill and intangible asset impairment charges, inventory write-downs related to store closings, gains or losses on debt modifications and retirements, and other items (including stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation and other contractual settlements, severance, restructuring-related costs, costs related to facility closures, gain or loss on sale of assets, the gain or loss on Bartell acquisition, and the change in estimate related to manufacturer rebate receivables). The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects Rite Aid's results as if the company was on a FIFO inventory basis. Rite Aid believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors.

Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items. See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure. Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock-based compensation expense, merger and acquisition-related costs, non-recurring litigation and other contractual settlements, and other items. See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure. The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors.

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Rite Aid FY 2023 Q4 Press Release - page 7

The Company presents these non-GAAP financial measures in order to provide transparency to its investors because they are measures that management uses to assess both management performance and the financial performance of its operations and to allocate resources. In addition, management believes that these measures may assist investors with understanding and evaluating the Company’s initiatives to drive improved financial performance and enables investors to supplementally compare its operating performance with the operating performance of its competitors including with those of its competitors having different capital structures. While the Company has excluded certain of these items from historical non-GAAP financial measures, there is no guarantee that the items excluded from non-GAAP financial measures will not continue into future periods. For instance, the Company expects to continue to experience charges for facility exit and impairment charges and inventory write-downs related to store closures as the Company continues to complete a multi-year strategic initiative designed to improve overall performance. The Company also expects to continue to experience and report restructuring-related charges associated with continued execution of its strategic initiatives.

Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share or other non-GAAP measures should not be considered in isolation from, and are not intended to represent an alternative measure of, operating results or of cash flows from operating activities, as determined in accordance with GAAP. The Company’s definition of these non-GAAP measures may not be comparable to similarly titled measurements reported by other companies, including companies in its industry.

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	March 4, 2023	February 26, 2022
ASSETS
Current assets:
Cash and cash equivalents	$157,151	$39,721
Accounts receivable, net	1,149,958	1,343,496
Inventories, net of LIFO reserve of $539,932 and $487,173	1,900,744	1,959,389
Prepaid expenses and other current assets	93,194	106,749
Total current assets	3,301,047	3,449,355
Property, plant and equipment, net	907,771	989,167
Operating lease right-of-use assets	2,497,206	2,813,535
Goodwill	507,936	879,136
Other intangibles, net	250,112	291,196
Deferred tax assets	12,368	20,071
Other assets	50,922	86,543
Total assets	$7,527,362	$8,529,003

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$6,332	$5,544
Accounts payable	1,494,611	1,571,261
Accrued salaries, wages and other current liabilities	724,529	780,632
Current portion of operating lease liabilities	502,403	575,651
Total current liabilities	2,727,875	2,933,088
Long-term debt, less current maturities	2,925,258	2,732,986
Long-term operating lease liabilities	2,372,943	2,597,090
Lease financing obligations, less current maturities	12,580	14,830
Other noncurrent liabilities	130,482	151,976
Total liabilities	8,169,138	8,429,970

Commitments and contingencies	-	-
Stockholders' (deficit) equity:
Common stock	56,629	55,752
Additional paid-in capital	5,917,964	5,910,299
Accumulated deficit	(6,601,517)	(5,851,581)
Accumulated other comprehensive loss	(14,852)	(15,437)
Total stockholders' (deficit) equity	(641,776)	99,033
Total liabilities and stockholders' (deficit) equity	$7,527,362	$8,529,003

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Fourteen weeks ended March 4, 2023	Thirteen weeks ended February 26, 2022
Revenues	$6,092,902	$6,065,390
Costs and expenses:
Cost of revenues	4,843,938	4,824,077
Selling, general and administrative expenses	1,296,059	1,243,841
Facility exit and impairment charges	76,430	112,551
Goodwill and intangible asset impairment charges	119,000	229,000
Interest expense	66,331	46,094
Gain on debt modifications and retirements, net	(38,830)	-
(Gain) loss on sale of assets, net	(7,294)	5,584

	6,355,634	6,461,147

Loss before income taxes	(262,732)	(395,757)
Income tax benefit	(21,421)	(6,695)
Net loss	$(241,311)	$(389,062)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss attributable to common stockholders - basic and diluted	$(241,311)	$(389,062)

Denominator:
Basic and diluted weighted average shares	54,993	54,208

Basic and diluted loss per share	$(4.39)	$(7.18)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Fifty-three weeks ended March 4, 2023	Fifty-two weeks ended February 26, 2022
Revenues	$24,091,899	$24,568,255
Costs and expenses:
Cost of revenues	19,287,959	19,461,760
Selling, general and administrative expenses	4,902,087	5,033,876
Facility exit and impairment charges	211,385	180,190
Goodwill and intangible asset impairment charges	371,200	229,000
Interest expense	224,399	191,601
(Gain) loss on debt modifications and retirements, net	(80,142)	3,235
(Gain) loss on sale of assets, net	(68,586)	5,505
Loss on Bartell acquisition	-	5,346

	24,848,302	25,110,513

Loss before income taxes	(756,403)	(542,258)
Income tax benefit	(6,467)	(3,780)
Net loss	$(749,936)	$(538,478)

Basic and diluted loss per share:

Numerator for loss per share:
Net loss attributable to common stockholders - basic and diluted	$(749,936)	$(538,478)

Denominator:
Basic and diluted weighted average shares	54,680	54,055

Basic and diluted loss per share	$(13.71)	$(9.96)

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Fourteen weeks ended March 4, 2023	Thirteen weeks ended February 26, 2022
OPERATING ACTIVITIES:
Net loss	$(241,311)	$(389,062)
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization	68,450	72,995
Facility exit and impairment charges	76,430	112,551
Goodwill and intangible asset impairment charges	119,000	229,000
LIFO charge	27,661	414
Change in allowances for uncollectible accounts receivable	7,856	1,019
(Gain) loss on sale of assets, net	(7,294)	5,584
Stock-based compensation expense	2,902	4,230
Gain on debt modifications and retirements, net	(38,830)	-
Changes in deferred taxes	1,570	(5,107)
Changes in operating assets and liabilities:
Accounts receivable	301,242	473,157
Inventories	52,929	(9,962)
Accounts payable	2,535	9,792
Operating lease right-of-use assets and operating lease liabilities	(31,582)	(9,858)
Other assets	45,413	(1,209)
Other liabilities	(120,558)	(150,832)
Net cash provided by operating activities	266,413	342,712
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(42,722)	(49,089)
Intangible assets acquired	(7,463)	(2,334)
Proceeds from dispositions of assets and investments	18,552	10,885
Proceeds from sale-leaseback transactions	17,450	17,708
Net cash used in investing activities	(14,183)	(22,830)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	50,000	-
Net payments to revolver	(150,000)	(441,000)
Principal payments on long-term debt	(124,873)	(1,016)
Change in zero balance cash accounts	30,473	6,802
Financing fees paid for early debt redemption	(852)	-
Payments for taxes related to net share settlement of equity awards	(556)	(236)
Deferred financing costs paid	(2,325)	-
Net cash used in financing activities	(198,133)	(435,450)
Increase (decrease) in cash and cash equivalents	54,097	(115,568)
Cash and cash equivalents, beginning of period	103,054	155,289
Cash and cash equivalents, end of period	$157,151	$39,721

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Fifty-three weeks ended March 4, 2023	Fifty-two weeks ended February 26, 2022
OPERATING ACTIVITIES:
Net loss	$(749,936)	$(538,478)
Adjustments to reconcile to net cash (used in) provided by operating activities:
Depreciation and amortization	276,583	295,686
Facility exit and impairment charges	211,385	180,190
Goodwill and intangible asset impairment charges	371,200	229,000
LIFO charge	53,028	1,314
Change in allowances for uncollectible accounts receivable	15,267	22,011
(Gain) loss on sale of assets, net	(68,586)	5,505
Loss on Bartell acquisition	-	5,346
Stock-based compensation expense	11,537	13,050
(Gain) loss on debt modifications and retirements, net	(80,142)	3,235
Changes in deferred taxes	7,703	(6,709)
Changes in operating assets and liabilities:
Accounts receivable	151,610	54,086
Inventories	5,158	(97,112)
Accounts payable	(96,570)	139,228
Operating lease right-of-use assets and operating lease liabilities	(86,133)	(29,375)
Other assets	36,478	33,737
Other liabilities	(111,021)	68,558
Net cash (used in) provided by operating activities	(52,439)	379,272
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(215,285)	(194,090)
Intangible assets acquired	(32,400)	(26,623)
Proceeds from insured loss	-	10,436
Proceeds from dispositions of assets and investments	69,582	18,706
Proceeds from sale-leaseback transactions	73,344	57,498
Net cash used in investing activities	(104,759)	(134,073)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	50,000	350,000
Net proceeds from (payments to) revolver	491,000	(141,000)
Principal payments on long-term debt	(277,941)	(545,036)
Change in zero balance cash accounts	18,289	(8,285)
Financing fees paid for early debt redemption	(1,733)	(833)
Payments for taxes related to net share settlement of equity awards	(2,662)	(2,588)
Deferred financing costs paid	(2,325)	(18,638)
Net cash provided by (used in) financing activities	274,628	(366,380)
Increase (decrease) in cash and cash equivalents	117,430	(121,181)
Cash and cash equivalents, beginning of period	39,721	160,902
Cash and cash equivalents, end of period	$157,151	$39,721

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Fourteen weeks ended March 4, 2023	Thirteen weeks ended February 26, 2022
Retail Pharmacy Segment
Revenues (a)	$4,795,688	$4,433,408
Cost of revenues (a)	3,640,510	3,254,866
Gross profit	1,155,178	1,178,542
LIFO charge	27,661	414
FIFO gross profit	1,182,839	1,178,956
Adjusted EBITDA gross profit	1,186,102	1,185,144

Gross profit as a percentage of revenues	24.09%	26.58%
LIFO charge as a percentage of revenues	0.58%	0.01%
FIFO gross profit as a percentage of revenues	24.66%	26.59%
Adjusted EBITDA gross profit as a percentage of revenues	24.73%	26.73%

Selling, general and administrative expenses	1,207,436	1,151,411
Adjusted EBITDA selling, general and administrative expenses	1,084,874	1,082,725
Selling, general and administrative expenses as a percentage of revenues	25.18%	25.97%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues	22.62%	24.42%

Cash interest expense	63,260	43,721
Non-cash interest expense	3,071	2,373
Total interest expense	66,331	46,094

Adjusted EBITDA	101,228	102,419
Adjusted EBITDA as a percentage of revenues	2.11%	2.31%

Pharmacy Services Segment
Revenues (a)	$1,342,268	$1,693,800
Cost of revenues (a)	1,248,482	1,631,029
Gross profit	93,786	62,771

Gross profit as a percentage of revenues	6.99%	3.71%

Adjusted EBITDA	27,357	3,656
Adjusted EBITDA as a percentage of revenues	2.04%	0.22%

(a) -	Revenues and cost of revenues include $45,054 and $61,818 of inter-segment activity for the fourteen weeks ended March 4, 2023 and thirteen weeks ended February 26, 2022, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Fifty-three weeks ended March 4, 2023	Fifty-two weeks ended February 26, 2022
Retail Pharmacy Segment
Revenues (a)	$17,785,067	$17,494,816
Cost of revenues (a)	13,390,217	12,772,741
Gross profit	4,394,850	4,722,075
LIFO charge	53,028	1,314
FIFO gross profit	4,447,878	4,723,389
Adjusted EBITDA gross profit	4,467,980	4,737,032

Gross profit as a percentage of revenues	24.71%	26.99%
LIFO charge as a percentage of revenues	0.30%	0.01%
FIFO gross profit as a percentage of revenues	25.01%	27.00%
Adjusted EBITDA gross profit as a percentage of revenues	25.12%	27.08%

Selling, general and administrative expenses	4,544,217	4,656,776
Adjusted EBITDA selling, general and administrative expenses	4,179,903	4,344,399
Selling, general and administrative expenses as a percentage of revenues	25.55%	26.62%
Adjusted EBITDA selling, general and administrative expenses as a percentage of revenues	23.50%	24.83%

Cash interest expense	212,701	180,197
Non-cash interest expense	11,698	11,404
Total interest expense	224,399	191,601

Adjusted EBITDA	288,077	392,633
Adjusted EBITDA as a percentage of revenues	1.62%	2.24%

Pharmacy Services Segment
Revenues (a)	$6,522,299	$7,323,125
Cost of revenues (a)	6,113,209	6,938,705
Gross profit	409,090	384,420

Gross profit as a percentage of revenues	6.27%	5.25%

Adjusted EBITDA	141,103	113,272
Adjusted EBITDA as a percentage of revenues	2.16%	1.55%

(a) -	Revenues and cost of revenues include $215,467 and $249,686 of inter-segment activity for the fifty-three weeks ended March 4, 2023 and fifty-two weeks ended February 26, 2022, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Fourteen weeks ended March 4, 2023	Thirteen weeks ended February 26, 2022
Reconciliation of net loss to adjusted EBITDA:
Net loss	$(241,311)	$(389,062)
Adjustments:
Interest expense	66,331	46,094
Income tax benefit	(21,421)	(6,695)
Depreciation and amortization	68,450	72,995
LIFO charge	27,661	414
Facility exit and impairment charges	76,430	112,551
Goodwill and intangible asset impairment charges	119,000	229,000
Gain on debt modifications and retirements, net	(38,830)	-
Merger and Acquisition-related costs	-	678
Stock-based compensation expense	2,902	4,230
Restructuring-related costs	46,675	9,948
Inventory write-downs related to store closings	2,136	3,942
Litigation and other contractual settlements	18,059	-
(Gain) loss on sale of assets, net	(7,294)	5,584
Change in estimate related to manufacturer rebate receivables	-	15,068
Other	9,797	1,328
Adjusted EBITDA	$128,585	$106,075
Percent of revenues	2.11%	1.75%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Fifty-three weeks ended March 4, 2023	Fifty-two weeks ended February 26, 2022
Reconciliation of net loss to adjusted EBITDA:
Net loss	$(749,936)	$(538,478)
Adjustments:
Interest expense	224,399	191,601
Income tax benefit	(6,467)	(3,780)
Depreciation and amortization	276,583	295,686
LIFO charge	53,028	1,314
Facility exit and impairment charges	211,385	180,190
Goodwill and intangible asset impairment charges	371,200	229,000
(Gain) loss on debt modifications and retirements, net	(80,142)	3,235
Merger and Acquisition-related costs	-	12,797
Stock-based compensation expense	11,537	13,050
Restructuring-related costs	108,626	35,121
Inventory write-downs related to store closings	14,270	5,298
Litigation and other contractual settlements	53,882	50,212
(Gain) loss on sale of assets, net	(68,586)	5,505
Loss on Bartell acquisition	-	5,346
Change in estimate related to manufacturer rebate receivables	-	15,068
Other	9,401	4,740
Adjusted EBITDA	$429,180	$505,905
Percent of revenues	1.78%	2.06%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET LOSS

(Dollars in thousands, except per share amounts)

(unaudited)

	Fourteen weeks ended March 4, 2023	Thirteen weeks ended February 26, 2022
Net loss	$(241,311)	$(389,062)
Add back - Income tax benefit	(21,421)	(6,695)
Loss before income taxes	(262,732)	(395,757)

Adjustments:
Amortization expense	17,356	18,854
LIFO charge	27,661	414
Goodwill and intangible asset impairment charges	119,000	229,000
Gain on debt modifications and retirements, net	(38,830)	-
Merger and Acquisition-related costs	-	678
Restructuring-related costs	46,675	9,948
Litigation and other contractual settlements	18,059	-
Change in estimate related to manufacturer rebate receivables	-	15,068

Adjusted loss before income taxes	(72,811)	(121,795)

Adjusted income tax benefit (a)	(4,583)	(588)
Adjusted net loss	$(68,228)	$(121,207)

Adjusted net loss per diluted share:

Numerator for adjusted net loss per diluted share:
Adjusted net loss	$(68,228)	$(121,207)

Denominator:
Basic and diluted weighted average shares	54,993	54,208

Net loss per diluted share	$(4.39)	$(7.18)

Adjusted net loss per diluted share	$(1.24)	$(2.24)

(a)	The fiscal year 2023 and 2022 adjustments to the income tax provision include adjustments to the GAAP basis tax provision commensurate with non-GAAP adjustments and certain discrete tax items, when applicable, was used for the fourteen weeks ended March 4, 2023 and thirteen weeks ended February 26, 2022.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET LOSS

(Dollars in thousands, except per share amounts)

(unaudited)

	Fifty-three weeks ended March 4, 2023	Fifty-two weeks ended February 26, 2022
Net loss	$(749,936)	$(538,478)
Add back - Income tax benefit	(6,467)	(3,780)
Loss before income taxes	(756,403)	(542,258)

Adjustments:
Amortization expense	74,024	78,047
LIFO charge	53,028	1,314
Goodwill and intangible asset impairment charges	371,200	229,000
(Gain) loss on debt modifications and retirements, net	(80,142)	3,235
Merger and Acquisition-related costs	-	12,797
Restructuring-related costs	108,626	35,121
Litigation and other contractual settlements	53,882	50,212
Loss on Bartell acquisition	-	5,346
Change in estimate related to manufacturer rebate receivables	-	15,068

Adjusted loss before income taxes	(175,785)	(112,118)

Adjusted income tax benefit (a)	(1,494)	(782)
Adjusted net loss	$(174,291)	$(111,336)

Adjusted net loss per diluted share:

Numerator for adjusted net loss per diluted share:
Adjusted net loss	$(174,291)	$(111,336)

Denominator:
Basic and diluted weighted average shares	54,680	54,055

Net loss per diluted share	$(13.71)	$(9.96)

Adjusted net loss per diluted share	$(3.19)	$(2.06)

(a) The fiscal year 2023 and 2022 adjustments to the income tax provision include adjustments to the GAAP basis tax provision commensurate with non-GAAP adjustments and certain discrete tax items, when applicable, was used for the fifty-three weeks ended March 4, 2023 and fifty-two weeks ended February 26, 2022.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Fourteen weeks ended March 4, 2023	Thirteen weeks ended February 26, 2022
Reconciliation of adjusted EBITDA gross profit:
Revenues	$4,795,688	$4,433,408
Gross Profit	1,155,178	1,178,542
Addback:
LIFO charge	27,661	414
Depreciation and amortization (cost of goods sold portion only)	2,025	3,339
Other	1,238	2,849
Adjusted EBITDA gross profit	$1,186,102	$1,185,144
Percent of revenues	24.73%	26.73%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$4,795,688	$4,433,408
Selling, general and administrative expenses	1,207,436	1,151,411
Less:
Depreciation and amortization (SG&A portion only)	55,868	57,311
Stock-based compensation expense	2,550	3,990
Merger and Acquisition-related costs	-	678
Restructuring-related costs	40,795	4,286
Litigation and other contractual settlements	12,654	-
Other	10,695	2,421
Adjusted EBITDA selling, general and administrative expenses	$1,084,874	$1,082,725
Percent of revenues	22.62%	24.42%

Adjusted EBITDA	$101,228	$102,419

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF ADJUSTED EBITDA GROSS PROFIT AND RECONCILIATION OF ADJUSTED EBITDA SELLING,

GENERAL AND ADMINISTRATIVE EXPENSES- RETAIL PHARMACY SEGMENT

(In thousands)

(unaudited)

	Fifty-three weeks ended March 4, 2023	Fifty-two weeks ended February 26, 2022
Reconciliation of adjusted EBITDA gross profit:
Revenues	$17,785,067	$17,494,816
Gross Profit	4,394,850	4,722,075
Addback:
LIFO charge	53,028	1,314
Depreciation and amortization (cost of goods sold portion only)	9,151	9,875
Other	10,951	3,768
Adjusted EBITDA gross profit	$4,467,980	$4,737,032
Percent of revenues	25.12%	27.08%

Reconciliation of adjusted EBITDA selling, general and administrative expenses:
Revenues	$17,785,067	$17,494,816
Selling, general and administrative expenses	4,544,217	4,656,776
Less:
Depreciation and amortization (SG&A portion only)	220,229	234,247
Stock-based compensation expense	10,604	12,282
Merger and Acquisition-related costs	-	12,797
Restructuring-related costs	86,484	12,237
Litigation and other contractual settlements	34,251	34,448
Other	12,746	6,366
Adjusted EBITDA selling, general and administrative
expenses	$4,179,903	$4,344,399
Percent of revenues	23.50%	24.83%

Adjusted EBITDA	$288,077	$392,633

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED EBITDA GUIDANCE

YEAR ENDING MARCH 2, 2024

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Total Revenues	$21,700,000	$22,100,000

Pharmacy Services Segment Revenues	$3,900,000	$4,000,000

Gross Capital Expenditures	$225,000	$225,000

Reconciliation of net loss to adjusted EBITDA:
Net loss	$(466,000)	$(439,000)
Adjustments:
Interest expense	273,000	273,000
Income tax expense	2,000	5,000
Depreciation and amortization	280,000	280,000
LIFO charge	30,000	30,000
Facility exit and impairment charges	109,000	109,000
Restructuring-related costs	93,000	93,000
Litigation and other contractual settlements	4,000	4,000
Loss on sale of assets, net	2,000	2,000
Other	13,000	13,000
Adjusted EBITDA	$340,000	$370,000

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET LOSS GUIDANCE TO ADJUSTED NET LOSS GUIDANCE

YEAR ENDING MARCH 2, 2024

(In thousands)

(unaudited)

	Guidance Range
	Low	High
Net loss	$(466,000)	$(439,000)
Add back - income tax expense	2,000	5,000
Loss before income taxes	(464,000)	(434,000)

Adjustments:
Amortization expense	68,000	68,000
LIFO charge	30,000	30,000
Restructuring-related costs	93,000	93,000
Litigation and other contractual settlements	4,000	4,000

Adjusted loss before adjusted income taxes	(269,000)	(239,000)
Adjusted income tax expense	2,000	5,000
Adjusted net loss	$(271,000)	$(244,000)

Diluted adjusted net loss per share	$(4.93)	$(4.44)